SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): April 20, 2006

                               Delta Apparel, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                          (State or Other Jurisdiction
                                of Incorporation)


        1-15583                                      58-2508794
------------------------                ---------------------------------
(Commission File Number)                (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia               30097
-------------------------------------------------          ---------------
         (Address of principal executive offices)            (Zip Code)


                                 (678) 775-6900
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the folloiwng provisions (see General Instruction A.2. below)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         On April 20, 2006, the Board of Directors of Delta Apparel increased the Company's authorization to repurchase stock in open market transactions by an additional $5.0 million pursuant to the Company's Stock Repurchase Program. This brings the total amount authorized for share repurchase to $11.0 million, of which $5.9 million remains available for future stock repurchase.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             DELTA APPAREL, INC.



Date:  April 20, 2006          /s/ Deborah H. Merrill
                             -------------------------------------------
                             Deborah H. Merrill
                             Vice President and Chief Accounting Officer